UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 27, 2015

State Investors Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-35221	27-5301129
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1041 Veterans Boulevard, Metairie, Louisiana	70005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(504) 832-9400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.         Entry into a Material Definitive Agreement.

On August 27, 2015, First NBC Bank Holding Company ("First NBC") and State Investors Bancorp, Inc. ("SIBC") entered into an amendment to that certain Agreement and Plan of Reorganization, dated December 30, 2014, by and among First NBC, SIBC and First NBC Acquisition Company (the "Agreement"), which provides for the acquisition of SIBC by First NBC. Among other things, the amendment (i) extends the expiration date of the Agreement from August 30, 2015 to December 31, 2015, (ii) increases the  merger consideration by an amount equal to 5.0% per annum, calculated on a daily basis, to reflect the additional time subsequent to August 30, 2015 required to complete the merger, and (iii) provides for a termination fee of $250,000 payable to SIBC under certain conditions if the merger is not completed by December 31, 2015.

         The foregoing summary of the amendment is qualified in its entirety by reference to the complete text of the amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.

ITEM 7.01.         Regulation FD Disclosure.

A joint press release issued by SIBC and First NBC is attached as Exhibit 99.1 to this Current Report on Form 8-K.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Exhibit 99.1 of this Current Report on Form 8-K will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and such information will not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

ITEM 9.01.         Financial Statements and Exhibits.

(a)            Not applicable.
(b)            Not applicable.
(c)            Not applicable.
(d)            Exhibits.

Exhibit No.	Description
2.1	First Amendment to Agreement and Plan of Reorganization, dated August 27, 2015, by and between First NBC Bank Holding Company and State Investors Bancorp, Inc.
99.1	Press release, dated August 27, 2015, announcing the extension of the merger agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STATE INVESTORS BANCORP, INC.

Date: August 27, 2015	By:	/s/Anthony S. Sciortino
Anthony S. Sciortino
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	First Amendment to Agreement and Plan of Reorganization, dated August 27, 2015, by and between First NBC Bank Holding Company and State Investors Bancorp, Inc.
99.1	Press release, dated August 27, 2015, announcing the extension of the merger agreement